EMPLOYMENT AGREEMENT

         EMPLOYMENT AGREEMENT, dated as of October 14, 1997 (this "Agreement"), by and between JTM Industries, Inc. (the "Company") and Raul Deju (the "Executive").

         WHEREAS, simultaneous with and effective upon the acquisition of the Company by Industrial Quality Services, Inc., a Delaware corporation from Laidlaw, Inc., the Company desires to employ the Executive as President and Chief Operating Officer of the Company; and

         WHEREAS, the Executive desires to be retained in such capacity on the terms and conditions set forth herein, effective upon the consummation of such acquisition (the "Commencement Date"), it being understood and acknowledged that if the consummation of the acquisition shall not occur, this Agreement shall have no force or effect.

         NOW, THEREFORE, in consideration of the premises and the mutual agreements made herein, the Company and the Executive agree as follows:

         1. No Conflict. The Executive represents to the Company that the execution, delivery and performance by the Executive of this Agreement do not and shall not conflict with or result in a violation or breach of, or constitute (with or without notice or lapse of time or both) a default under any contract, agreement or understanding, whether oral or written, to which the Executive is a party or of which the Executive is or should be aware.

         2. Employment; Duties. The Company shall employ the Executive as President and Chief Operating Officer for the "Employment Period" as defined in
Section 3. The Executive, in his capacity as President and Chief Operating Officer, shall have such duties, responsibilities and authority normally incident to such office. The precise duties, responsibilities and authority of the Executive may be expanded, limited or modified, at any time and from time to time, at the discretion of the Board of Directors of the Company (the "Board"). During the Employment Period, the Executive shall render his business services primarily in the performance of his duties hereunder, and the Executive agrees that during the term of his employment hereunder, he shall devote substantially all of his working time, attention, knowledge and experience and give his best effort, skill and abilities, to promote the business and interests of the Company. Other than as set forth on Schedule A hereto, the Executive may not serve as an officer or director of, make investments in, or otherwise participate in, any other entity without the prior written consent of the Board; provided, however, that the foregoing shall not prevent the Executive from acquiring, directly or indirectly, solely as an investment, not more than five percent (5%) of any class of securities of any entity that are registered under
Section 12(b) or 12(g) of the Securities Exchange Act of 1934, as amended, including the regulations issued thereunder.

         3. Employment Period. This Agreement shall have a term of three years, commencing as of the Commencement Date and ending on the third anniversary of the Commencement Date (the "Initial Period"), unless sooner terminated in accordance with the provisions of Section 9. On the expiration of the Initial Period and on each yearly anniversary thereof, this Agreement shall automatically renew for an additional one-year period, unless sooner terminated in accordance with the provisions of Section 9, unless the Company of the Executive notifies the other in writing of its intention not to renew this Agreement not less than sixty (60) days prior to such expiration date or anniversary, as the case may be. The terms of this Agreement, as in effect from time to time, is referred to herein as the "Employment Period."

         4. Compensation and Benefits.

                  (a) Base Compensation. The Executive shall be paid a base salary (the "Base Salary") at the rate of $140,000 per annum, less statutory deductions and withholdings. The Base Salary shall be payable in a manner consistent with the normal payroll practices of the Company as in effect from time to time. The Base Salary shall be reviewed annually by the Compensation Committee of the Board (the "Committee").

                  (b) Annual Bonus. In addition to the Base Salary, the Executive may be entitled to receive a discretionary annual bonus for each year during the Employment Period based upon such factors as shall be established by the Committee, at the sole discretion of the Committee.

                  (c) Employee Benefits. The Executive shall be entitled to participate in each and every employee benefit and group insurance plan and program provided by the Company for its officers and employees generally, in accordance with the terms of the applicable plan documents as they may be amended from time to time, substantially consistent with the employee benefits being provided to the officers and/or employees of the Company as of the date immediately preceding the effectiveness of this Employment Agreement.

                  (d)  Business   Expense   Reimbursement.   The  Company  shall
reimburse the Executive for all reasonable and necessary business and travel expenses that the Executive incurs in connection with the Executive's performance of services for the Company hereunder, in accordance with the reimbursement policies established by the Company from time to time (which, the parties hereto acknowledge, shall be consistent with the policies of the Company as they relate to business expense reimbursement as of the date immediately preceding the effectiveness of this Employment Agreement), and shall reimburse the Executive for the reasonable expenses associated with the maintenance of an office in California, provided that reimbursement for such office shall be limited to $3,000 per month.

         5. Confidentiality. The Executive recognizes that it is in the legitimate business interest of the Company to restrict his disclosure or use of Trade Secrets and Confidential Information relating to the Company and its direct or indirect subsidiaries, parents or affiliates for any purpose other than in connection with his performance of his duties to the Company, and to limit any potential appropriation of such Trade Secrets and Confidential Information by the Executive. The Executive therefore agrees that both during and at all times after the Employment Period, he shall maintain as confidential all Trade Secrets and Confidential Information relating to the Company and its direct or indirect subsidiaries, parents or affiliates heretofore or in the future obtained by the Executive. The terms "Trade Secrets" and/or "Confidential Information" means matters protected by the Uniform Trade Secrets Act as stated in California Civil Code Sections 3426 through 3426.10 and as interpreted under California law. Confidential Information includes matters of a significant technical or business nature that have been maintained as confidential or the disclosure of which could likely have an adverse effect upon the interests of the Company or its direct or indirect subsidiaries, parents or affiliates.

         6. Return of Documents and Property. Upon the termination of the Executive's employment with the Company, or at nay time upon the request of the Company, the Executive (or his heirs or personal representatives) shall deliver to the Company (a) all documents and materials (including, without limitation, computer files) containing Trade Secrets or other Confidential Information relating to the business and affairs of the Company and its direct and indirect subsidiaries, parents or affiliates, and (b) all documents, materials and other property (including, without limitation, computer files) belonging to the Company or its direct or indirect subsidiaries, parents or affiliates, which in either case are in the possession or under the control of the Executive (or his heirs or personal representatives).

         7. Discoveries and Works. All Discoveries and Works made or conceived by the Executive during his employment by the Company, whether during the Employment Period or at any time prior thereto, whether or not on the property or premises of the Company, jointly or with others, which relate to the activities of the Executive with the Company or its direct or indirect subsidiaries, parents or affiliates shall be owned by the Company or its direct or indirect subsidiaries, parents or affiliates. The term "Discoveries and Works" includes, by way of example but without limitation, Trade Secrets and other Confidential Information, patents and patent applications, trademarks and trademark registrations and applications, service marks and service mark registrations and applications, trade names, copyrights and copyright registrations and applications. The Executive shall (a) promptly notify, make full disclosure to, and execute and deliver any documents requested by, the Company, as the case may be, to evidence or better assure title to Discoveries and Works in the Company or its direct or indirect subsidiaries, parents or affiliates, as so requested, (b) renounce any and all claims, including but not limited to claims of ownership and royalty, with respect to all Discoveries and Works and all other property owned or licensed by the Company or its direct or indirect subsidiaries, parents or affiliates, (c) assist the Company or its direct or indirect subsidiaries, parents or affiliates in obtaining or maintaining for itself at its own expense United States and foreign patents, copyrights, trade secret protection or other protection of any and all Discoveries and Works, and (d) promptly execute, whether during his employment with the Company or thereafter, all applications or other endorsements necessary or appropriate to maintain patents and other rights for the Company or its direct or indirect subsidiaries, parents or affiliates thereto, including but not limited to assignments of such patents and other rights. The Executive acknowledges that all discoveries and Works shall be deemed "works made for hire" under the Copyright Act of 1976, as amended, 17 U.S.C. ss. 101.

         8. Noncompetition and Nonsolicitation.

                  (a) Restrictive Covenant. The Executive agrees that he shall, during the Restricted Period (as defined below), refrain from, either alone or in conjunction with any other Person, or directly or indirectly through his present or future affiliates or Associates (as defined below):

                           (i) (except  pursuant to his duties performed for the
Company during the Employment Period) directly or indirectly, owning, managing, operating, joining, or having a financial interest in, controlling of, or being employed as an employee, agent or the Executive, or in any other individual or representative capacity whatsoever, or using or permitting his name to be used in connection with, or lending assistance (financial or otherwise) to or being otherwise connected in any manner with any business or enterprise engaged in the Restricted Business (as defined below) within any portion of the United States (whether or not such business is physically located within the United States); provided, however, that nothing contained herein shall be construed as preventing the Executive from engaging in the ownership, purchase and/or sale of landfills; and

                           (ii)   soliciting,   inducing,   entering   into  any
agreement with, or attempting to influence any individual who the Executive, after due inquiry, knows is an employee of the Company or any of its subsidiaries, parents or affiliates during the Restricted Period to terminate his or her employment relationship with the Company or such subsidiary or affiliate, or to become employed by the Executive or any affiliate or associate of the Executive or any person by which the Executive is employed, or interfering in any other way with the employment, or other relationship, of the Company or such subsidiary, parent or affiliate and any employee thereof.

                  (b)  Definitions.  As used herein:

                           (i) "Associate" means with respect to any person, any
corporation or other business organization of which such person is an officer, employee or partner or is the beneficial owner, directly or indirectly, of ten percent (10%) or more of any class of equity securities, any trust or estate in which such person has a substantial beneficial interest or as to which such person serves as a trustee or in a similar capacity and any spouse of such person;

                           (ii) "Cause" shall mean (i) the willful and continued
failure of the Executive to follow the lawful directions of the Board, (ii) any act of fraud or dishonesty, misappropriation or embezzlement, or willful and material misconduct in connection with the performance of the Executive's duties hereunder, (iii) a material breach by the Executive of any material provision hereof or of any material contractual or material legal duty to the Company (including, but not limited to, the unauthorized disclosure of Trade Secrets or other Confidential Information), after written notice thereof from the Board and a 30-day opportunity to cure in the event that such breach is curable, (iv) the conviction of the Executive of a felony or other crime or offense involving dishonest (including pleading guilty or no contest to such a crime or offense or a lesser charge which results from plea bargaining), whether or not committed in connection with the business of the Company, (v) the Executive's alcohol or substance abuse or (vi) a material breach by the Executive of the provisions of any stockholders agreement or other agreement relating to the Executive's acquisition of an equity interest in the Company to which the Executive may become a party on or after the Commencement Date after written notice thereof from the Board and a 30-day opportunity to cure in the event that such breach is curable.

                           (iii) "Good Reason"  shall mean a material  breach by
the Company of any material provision hereof, after written notice thereof from the Executive and a 30-day opportunity to cure in the event that such breach is curable; a transfer of the Executive's customary place of employment to a location that could not be accommodated from a California office; or a material change in the nature of the Executive's duties, title or responsibility without the consent of the Executive.

                           (iv)  "Restricted  Business"  means the  provision of
coal by-product ("CCB") management services, such as collection, removal disposal and marketing of fly-ash and other CCBs.

                           (v) "Restricted  Period" means the Employment Period,
and the period thereafter equal to (i) three years in the case of a termination of the Employment Period by the Company with Cause or by the Executive without Good Reason, or (ii) two years in the case of a termination of the Employment Period for any other reason (including by reason of expiration of the term of the Agreement).

                  (b) Reasonableness of Restrictions. The Executive acknowledges and agrees that the restrictions set forth in this Section 8, and, specifically, the period of time designated as the Restricted Period and geographical area specified hereunder, are reasonable in view of the nature of the business in which the Company is engaged, and the Executive's particular knowledge of the Company's an its subsidiaries, parents and affiliates' respective businesses, and the Executive hereby agrees not to challenge in any way, or to otherwise raise a defense to, the enforceability of any of the restrictions set forth in this Section 8 during the Restricted Period in any manner whatsoever, including but not limited to challenging the reasonableness of the restrictions set forth herein.

                  (c) Enforceability of Restrictive Covenant. It is the intention of the Executive and the Company that the provisions of this Section 8 be enforce to the fullest extent permissible under the laws and policies of each jurisdiction in which enforcement may be sought, and that the unenforceability (or the modification to conform to such laws or policies) of any provisions of this Section shall not render unenforceable, or impair, the remainder of the provisions of this Section 8, or of this Agreement.

         9.  Termination.

                  (a) General. The Company or the Executive may terminate this Agreement, with or without cause, with or without prior notice. Except as provided in Section 9(b), in the event the Company terminates this Agreement or the Executive resigns from employment, the Executive's rights and the obligations of the Company hereunder shall cease as of the effective date of the termination, including, without limitation, the right to receive the Base Salary, any Bonus Award and all other compensation or benefits provided for in this Agreement, and the Executive hereby acknowledges and agrees that, except for salary, bonuses and employee benefits accrued and/or vested but unpaid as of the date of termination (the "Accrued Obligations"), no severance or similar or other damages or payments of any kind whatsoever shall be payable to the Executive due to, in connection with, or in the event of, the Executive's termination or resignation from employment for any reason.

                  (b) Termination Without Cause; Resignation for Good Reason. In the event the Company terminates this Agreement without Cause, or the Executive resigns for Good Reason, the Executive shall be entitled to continue to receive payments of his Base Salary for the balance of the ten-existing Employment Period, payable at such times and in such amounts as if this Agreement were not terminated; provided, however, that the period during which the Executive shall be entitled to continue to receive payments of his Base Salary hereunder shall in no event exceed eighteen (18) months. Other than as set in the preceding sentence, the Executive's rights and the obligations of the Company hereunder shall cease as of the effective date of such termination, including, without limitation, the right to receive the Base Salary, any Bonus Award and all other compensation or benefits provided for in this Agreement, and the Executive hereby acknowledges and agrees that, except for the Accrued Obligations, no severance or similar or other damages or payments of any kind whatsoever shall be payable to the Executive due to, in connection with, or in the event of, such termination or resignation. Notwithstanding the foregoing, such continuation of Base Salary shall immediately cease upon any violation by the Executive of the restrictions contained in Sections 5, 6, 7 and 8 hereof, provided, that if such violation is curable, the Company shall have first given the Executive notice thereof and a period of 30 days in which to cure such violation.

                  (c) Termination for Cause; Resignation without Good Reason. In the event the Company terminates this Agreement for Cause or in the event that the Executive resigns from his employment under this Agreement without Good Reason, the Executive's rights hereunder shall cease as of the effective date of the termination, including, without limitation, the right to receive the Base Salary, any Bonus Award and all other compensation or benefits provided for in this Agreement. In such event, the Executive hereby acknowledges and agrees that, except for the Accrued Obligations, no severance or similar or other damages or payments of any kind whatsoever shall be payable to the Executive due to, in connection with, or in the event of, such termination.

                  (d) Disability; Death. If, prior to the expiration of the Employment Period or the termination of this Agreement, the Executive shall be unable to perform his duties by reason of mental or physical disability for at least one-hundred eighty (180) consecutive days or any one-hundred eighty (180) days (whether or not consecutive) in any three-hundred sixty (360) consecutive day period, the Company may terminate this Agreement and the remainder of the Employment Period by giving written notice to the Executive to that effect. Immediately upon the giving of such notice, the Employment Period shall terminate. Upon termination of this Agreement pursuant to this Section 9(d), the Executive shall be paid, in addition to the Accrued Obligations, his Base Salary for the month in which notice is given. In the event of a dispute as to whether the Executive is disabled within the meaning of Section 9(d), either party may from time to time request a medical examination of the Executive by a doctor appointed by the Chief of Staff of a hospital selected by mutual agreement of the parties, or as the parties may otherwise agree, and the written medical opinion of such doctor shall be conclusive and binding upon the parties as to whether the Executive has become disabled and the date when such disability arose. If, prior to the expiration of the Employment Period or the termination of this Agreement, the Executive shall die, the Executive's estate shall be paid, in addition to the Accrued Obligations, his Base Salary through the end of the month in which the Executive's death has occurred, at which time the Employment Period shall terminate without further notice and the Company shall have no further obligations hereunder.

         10.  Enforcement.

                  (a) Equitable Relief. The Executive agrees that the remedies at law for any breach of threat of breach by him of any of the provisions of Sections 5, 6, 7, and 8 hereof, will be inadequate, and that, in addition to any other remedy to which the Company may be entitled at law or in equity, the Company shall be entitled to a temporary or permanent injunction or injunctions or temporary restraining order or orders to prevent breaches of the provisions of Sections 5, 6, 7, and 8 hereof and to enforce specifically the terms and provisions thereof, in each case without the need to pose any security or bond. Nothing herein contained shall be construed as prohibiting the Company from pursuing, in addition, any other remedies available to the Company for such breach or threatened breach. A waiver by the Company of any breach of any provision hereof shall not operate or be construed as a waiver of a breach of any provision hereof shall not operate or be construed as a waiver of a breach of any other provision of this Agreement or of any subsequent breach by the Executive.

                  (b) Enforceability. It is expressly understood and agreed that although the Company and the Executive consider the restrictions contained in Sections 5, 6, 7 and 8 hereof to be reasonable for the purpose of preserving the goodwill, proprietary rights and going concern value of the Company, if a final arbitratory or judicial determination is made by a court or arbitrator having jurisdiction that the time or territory or any other restriction contained in such Sections 5, 6, 7 and 8 is an unenforceable restriction on the Executive's activities, the provisions of such Sections 5, 6, 7 and 8 shall not be rendered void but shall be deemed amended to apply as to such maximum time and territory and to such other extent as such arbitrator or court may determine or indicate to be reasonable. Alternatively, if the arbitrator or court referred to above finds that any restriction contained in Sections 5, 6, 7 or 8 or any remedy provided herein is unenforceable, and such restriction or remedy cannot be amended so as to make it enforceable, such finding shall not affect the enforceability of any of the other restrictions contained therein or the availability of any other remedy. The provisions of Sections 5, 6, 7 and 8 shall in no respect limit or otherwise affect the Executive's obligations under other agreements with the Company, and the provisions of Sections 5, 6, 7 and 8 shall in no respect limit the rights of the Executive as set forth in this Agreement or any other agreement between the Executive and the Company.

         11. Assignment. The rights and obligations of the parties under this Agreement shall not be assignable by either the Company or the Executive, provided that this Agreement is assignable by the Company to any affiliate of the Company, to any successor in interest to any business of the Company, or to a purchaser of all or substantially all of the assets of any business of the Company.

         12. Notices. Any notice required or permitted under this Agreement shall be deemed to have been effectively made or given if in writing and personally delivered, mailed properly addressed in a sealed envelope, postage prepaid by certified or registered mail, delivered by a reputable overnight delivery service or sent by facsimile. Unless otherwise changed by notice, notice shall be properly addressed to the Executive if addressed to:

                           Raul Deju
                           5 Hastings Court
                           Moraga, California 94556
                           Facsimile No.: (510) 299-7840

                           with a copy to:

                           Otis & Hogan
                           180 Montgomery Street, Suite 1240
                           San Francisco, California 94104
                           Facsimile No." (415) 362-7332
                           Attention: J. Morrow Otis

and properly addressed to the Company if addressed to:

                           JTM Industries, Inc.
                           127 South 500 East, Suite 675
                           Salt Lake City, Utah  84102
                           Attention: Chief Executive Officer

                           with a copy to"

                           Citicorp Venture Capital, Ltd.
                           399 Park Avenue
                           New York, New York 10043
                           Attention: Joseph Silvestri
                           Facsimile No.: (212) 888-2940

         13. Severability. Wherever there is any conflict between any provision of this Agreement and any statute, law, regulation or judicial precedent, the latter shall prevail. In the event that any provision of this Agreement shall be held by a court of proper jurisdiction to be indefinite, invalid, void or voidable or otherwise unenforceable, the balance of the Agreement shall continue in full force and effect unless such construction would clearly be contrary to the intentions of the parties or would result in an unconscionable injustice.

         14.   Counterparts.   This   Agreement   may  be  executed  in  several
counterparts, each of which shall be deemed to be an original but all of which together will constitute one and the same instrument.

         15. Effect of Termination. Notwithstanding anything to the contrary contained herein, if this Agreement or the Executive's employment is terminated pursuant to Section 9 or otherwise expires, the provisions of Sections 5, 6, 7, 8, 9, 10, 12, 13, 15, 16, 17 and 18 shall continue in full force and effect.

         16.  Disputes.  Except as necessary  to obtain the relief  specified in
Section 10(a), any claim or controversy arising out of or relating to this Agreement, or any breach thereof, or otherwise arising out of or relating to the Executive's employment, compensation and benefits with the Company or the termination thereof hereafter, shall be settled by arbitration in San Francisco County, California, in accordance with the rules established by the American Arbitration Association, provided, however, that the parties agree that (i) a 30-day negotiation period between the Company and the Executive will be specified prior to any arbitration proceeding; (ii) the arbitrator shall be prohibited form disregarding, adding to or modifying the terms of this agreement; and (iii) the arbitrator shall be required to follow established principles of substantive law and the laws governing burdens of proof. Any claim or controversy not submitted to arbitration in accordance with this Section 16 shall be considered waived and, thereafter, no arbitration panel or tribunal or court shall have the power to rule or make any award on any such claim or controversy. The award rendered in any arbitration proceeding held under this
Section 16 shall be final and binding, and judgment upon the award may be entered in any court having jurisdiction thereof. The prevailing party shall be entitled to recover all reasonable attorneys fees and related costs form the losing party.

         17. Miscellaneous: Choice of Law. This Agreement constitutes the entire agreement, and supersedes all prior agreements, of the parties hereto relating to the subject matter hereof, and there are no written or oral terms or representations made by either party other than those contained herein. This Agreement shall be governed by and construed in accordance with (i) with respect to Section 8 and all other provisions of this Agreement which affect the interpretation and/or the enforceability of the restrictive covenants therein contained, the domestic laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the s State of New York, and (ii) with respect to all other provisions of this Agreement, the domestic laws of the State of California, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of California or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of California.

         18. Indemnification. In the event that any claim is asserted against the Executive, including but not limited to any legal action or administrative proceeding, whether civil or criminal, by reason of the fact that the Executive is or was an officer or director of the Company or any subsidiary or affiliate of the Company, the Executive shall be indemnified by the Company, and the Company shall pay the Executive's attorney fees, accounting fees, expert witness fees and other customary expenses within 30 days after the Company receives notice of such fees, expenses and costs, all to the fullest extent permitted by law, provided, however, that no indemnification shall be made hereunder with respect to payments and expenses incurred in relation to (i) matters as to which the Executive shall not have acted in good faith and in the reasonable belief that his action was in the best interest of the Company, of (ii) matters as to which are otherwise prohibited by law.

         IN WITNESS WHEREOF, the parties have executed this Employment Agreement as of the day and year first above written.

                                    JTM INDUSTRIES, INC.


                                    /s/ J.I. Everest
                                   ------------------
                                    By: J.I. Everest II
                                    Title:Treasurer & CFO


                                    EXECUTIVE

                                    /s/ Raul Deju
                                   ---------------
                                    Raul Deju